Exhibit 10.4

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

INVENTORY FINANCING AGREEMENT

This Inventory Financing Agreement (as from time to time amended and together with any Transaction Statements. as hereinafter defined, “Agreement”) is between GE Commercial Distribution Finance Corporation (“CDF’’), with its chief executive office and principal place of business at 5595 Trillium Boulevard, Hoffman Estates, Illinois 60192 and Twin Vee Catamarans, Inc, a FL corporation (“Dealer”).

1.                   Extensions of Credit Subject to the terms of this Agreement CDF may extend credit to or on behalf of Dealer from time to time to enable Dealer to purchase inventory from CDF-approved vendors (“Vendors”) and for other purposes. CDF’s decision to advance funds is discretionary on CDF’s part CDF may combine all of CDF’s advances to Dealer or on Dealer’s behalf. whether under this Agreement or any other agreement, and whether provided by one or more of CDF’s branch offices, together with all finance charges, fees and expenses related thereto, to make one debt owed by Dealer. Without limiting the discretionary nature of this credit facility, CDF may, without notice to Dealer, elect not to finance any inventory sold by particular Vendors who are in default to CDF, or with respect to which CDF reasonably feels insecure. This Agreement concerns the extension of credit, and not the provision of goods or services.

2.                   Financing Terms. Certain financial terms of any advance which CDF makes under this Agreement are not set forth herein because such terms depend, in part, on various factors, including without limitation, the availability of Vendor discounts, payment terms or other incentives, CDF’s floor planning volume with Dealer and Vendor and other economic factors which vary from time to time. Therefore, CDF and Dealer agree to set forth in this Agreement only the general terms of Dealer’s financing arrangement with CDF. Upon agreeing to finance an item of inventory for Dealer, CDF will transmit or otherwise send to Dealer a “Transaction Statement” which is a record that may be authenticated and transmitted by CDF to Dealer from time to time which identifies the Collateral financed and/or the advance made and the terms and conditions of repayment of such advance. Dealer agrees that Dealer’s failure to notify CDF in writing of any objection to a Transaction Statement within thirty (30) days after a Transaction Statement is transmitted or otherwise sent to Dealer shall constitute Dealer’s (a) acceptance of all terms thereof, (b) agreement that CDF is financing such inventory at Dealer’s request, and (c) agreement that such Transaction Statement will be incorporated herein by reference. If Dealer objects to the terms of any Transaction Statement, Dealer will pay CDF for such inventory in accordance with the most recent terms for similar inventory to which Dealer has not objected (or, if there are no prior terms, at the lesser of 16% per annum or at the maximum lawful contract rate of interest permitted under applicable law), subject to termination of this Agreement by CDF and its rights under the termination provision contained herein. With respect to any advance CDF makes to a Vendor on behalf of Dealer, CDF may apply against any such amount owed to Vendor any amount CDF is owed from such Vendor with respect to Free Floor Periods (each a “CDF Credit”) or any other amounts. Notwithstanding the foregoing, Dealer agrees to pay the full amount reflected on any Transaction Statement.

3.                   Security Interest.

(a)                 Dealer hereby grants to CDF a security interest in all of the Collateral as security for all Obligations.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(b)               “Collateral” means all personal property of Dealer, whether such property or Dealer’s right, title or interest therein or thereto is now owned or existing or hereafter acquired or arising, and wherever located, including without limitation, all Accounts, Inventory, Equipment, Fixtures, other Goods, General Intangibles (including without limitation, Payment Intangibles), Chattel Paper (whether tangible or electronic), Instruments (including without limitation. Promissory Notes). Deposit Accounts, Investment Property and Documents and all Products and Proceeds of the foregoing. Without limiting the foregoing, the Collateral includes Dealer’s right to all Vendor Credits (as defined below). Similarly, the Collateral includes, without limitation, all books and records, electronic or otherwise, which evidence or otherwise relate to any of the foregoing property, and all computers, disks, tapes, media and other devices in which such records are stored. For purposes of this Section 3 only, capitalized terms used in this Section 3, which are not otherwise defined, shall have the meanings given to them in Article 9 of the Illinois Uniform Commercial Code.

(c)               “Obligations” means all indebtedness and other obligations of any nature whatsoever of Dealer to CDF and/or to any person that at any time directly or indirectly controls, is controlled by, or is under common control with CDF (a “CDF Affiliate”), whether such indebtedness or other obligations arise under this Agreement or any other existing or future agreement between or among Dealer, CDF and/or a CDF Affiliate or otherwise, and whether for principal, interest, fees, expenses, indemnification obligations or otherwise. and whether such indebtedness or other obligations are existing, future, direct. indirect, acquired, contractual, noncontractual, joint and/or several, fixed, contingent or otherwise.

(d)               “Vendor Credits” means all of Dealer’s rights to any price protection payments, rebates, discounts. credits, factory holdbacks, incentive payments and other amounts which at any time are due Dealer from a Vendor.

4.                 Representations and Warranties. Dealer represents and warrants that at the time of execution of this Agreement and at the time of each approval and each advance hereunder: (a) Dealer is in good standing, does not conduct business under any trade styles or trade names except as disclosed by the Dealer to CDF in writing and has all the necessary authority to enter into and perform this Agreement and Dealer will not violate its organizational documents, or any law, regulation or agreement binding upon it, by entering into or performing its obligations under this Agreement: (b) Dealer keeps its records respecting accounts and chattel paper at its chief executive office identified below, and the only locations at which Collateral is located have been or will be disclosed by the Dealer to CDF in writing prior to the execution of this Agreement (together with additional locations of Dealer in the United States with respect to which Dealer gives CDF at least thirty (30) days prior written notice, “Permitted Locations”); (c) this Agreement correctly sets forth Dealer’s true legal name, the type of its organization (if not an individual;, the state in which Dealer is incorporated or otherwise organized, and Dealer’s organizational identification number, if any: (d) all information supplied by Dealer to CDF. ,including any financial. credit or accounting statements or application for credit, in connection. with this Agreement is true, correct and complete: (e) all advances and other transactions hereunder are for business purposes and not for personal. family, household or any other consumer purposes; (f) Dealer has good title to all Collateral; (g) there are no actions or proceedings pending or threatened against Dealer which might result in any material adverse change in Dealer’s financial or business condition.; and (h) when requested by CDF. Dealer will provide CDF with a copy of Dealer’s organizational documents, and will provide any subsequent amendments thereto bearing indicia of filing from the appropriate governmental authority, or such other documents verifying Dealer’s true and correct legal name as CDF may request from time to time.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

5.                  Covenants.

(a)                Until sold as permitted by this Agreement, Dealer shall own all Collateral financed by CDF free and clear of all liens. security interests, claims and other encumbrances. whether arising by agreement or operation of law (collectively “Liens”), other than Liens in favor of CDF and subordinate Liens in favor of other persons with respect to which CDF shall have first consented in writing.

(b)               Dealer will: (1) keep all Collateral at Permitted Locations and keep all tangible Collateral in good order, repair and operating condition and insured as required herein; (2) promptly file all tax returns required by law and promptly pay all taxes, fees, and other governmental charges for which it is liable, including without limitation all governmental charges against the Collateral or this Agreement; (3) permit CDF and its designees. without notice, to inspect the Collateral during normal business hours and at any other time CDF deems desirable (and Dealer hereby grants CDF and its designees an irrevocable license to enter Dealer’s business locations during normal business hours without notice to Dealer to account for and inspect all Collateral and to examine and copy Dealer’s books and records related to the Collateral); (4) keep complete and accurate records of its business, including inventory, accounts and sales, and permit CDF and its designees to inspect and copy such records upon request; (5) furnish CDF with such additional information regarding the Collateral and Dealer’s business and financial condition as CDF may from time to time reasonably request (including without limitation financial statements and projections more frequently than set forth below); (6) immediately notify CDF of any material adverse change in Dealer’s prospects, business, operations or condition (financial or otherwise) or in any Collateral; (7) execute (or cause any third party in possession of Collateral to execute) all documents CDF requests to perfect and maintain CDF’s security interest in the Collateral; (8) deliver to CDF immediately upon each request by CDF (and CDF may retain) each certificate of title or statement of origin issued for Collateral financed by CDF; (9) at all times be duly organized, existing, in good standing, qualified and licensed to do business in each jurisdiction in which the nature of its business or property so requires; (10) notify CDF of the commencement of any material legal proceedings against Dealer or any Guarantor (as defined below); and (11) comply with all laws, rules and regulations applicable to Dealer, including without limitation, the USA PATRIOT ACT and all laws, rules and regulations relating to import or export controls or anti-money laundering.

(c)                Dealer will not without CDF’s prior written consent: (1) use (except for demonstration for sale), rent, lease, sell, transfer, consign, license, encumber or otherwise dispose of Collateral except for sales of inventory at retail in the ordinary course of Dealer’s business: (2) sell or otherwise transfer inventory to a Dealer Affiliate (as defined below); (3) engage in any other material transaction not in the ordinary course of Dealer’s business; (4) change its business in any material manner or its structure or be a party to a merger or consolidation or change its registration to a registered organization other than as specified above; (5) change its name or conduct business under a trade style or trade name other than those disclosed by the Dealer to CDF in writing without giving CDF at least thirty (30) days’ prior written notice thereof; (6) change its chief executive office or office where it keeps its records with respect to accounts or chattel paper; (7) change the state in which it is incorporated or otherwise organized (except upon thirty (30) days’ prior written notice to CDF); (8) finance on a secured basis with any Vendor or any third party the acquisition of inventory of the same brand as any inventory financed or to be financed by CDF; or (9) store Collateral financed by CDF with any third party. For purposes of this Agreement, a “Dealer Affiliate” means any person that: (i) directly or indirectly controls, is controlled by or is under common control with Dealer, (ii) directly or indirectly owns 5% or more of Dealer, (iii) is a director, partner, manager, or officer of Dealer or an affiliate of Dealer, or (iv) any natural person related to Dealer or an affiliate of Dealer.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

6.                   Insurance.

(a)               All risk of loss, damage to or destruction of Collateral shall at all times be on Dealer. Dealer shall keep tangible Collateral insured for full value against all insurable risks under policies delivered to CDF and issued by insurers satisfactory to CDF with loss payable to CDF and at CDF’s request under long-form mortgagee endorsements as its interest may appear subject to cancellation or change only (i) upon ten (10) days written notice to CDF for non-payment of premium or (ii) upon thirty (30) days written notice to CDF for all other reasons. CDF is authorized, but not required, to act as attorney-in-fact for Dealer in adjusting and settling any insurance claims under any such policy and in endorsing any checks or drafts drawn by insurers. Dealer shall promptly remit to CDF in the form received, with all necessary endorsements, all proceeds of such insurance which Dealer may receive. CDF, at its election, shall either apply any proceeds of insurance it may receive toward payment of the Obligations or pay such proceeds to Dealer.

(b)               The following notice is given pursuant to Section 180/15 of the Collateral Protection Act set forth in Chapter 815 Section 180/1 of the Illinois Compiled Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of this Agreement: UNLESS DEALER PROVIDES EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY DEALER’S AGREEMENT WITH CDF, CDF MAY PURCHASE INSURANCE AT DEALER’S EXPENSE TO PROTECT CDF’S INTEREST IN DEALER’S COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT DEALER’S INTEREST. THE COVERAGE THAT CDF PURCHASES MAY NOT PAY ANY CLAIM THAT DEALER MAKES OR ANY CLAIM THAT IS MADE AGAINST DEALER IN CONNECTION WITH THE COLLATERAL. DEALER MAY LATER CANCEL ANY INSURANCE PURCHASED BY CDF, BUT ONLY AFTER PROVIDING CDF EVIDENCE THAT DEALER HAS OBTAINED INSURANCE AS REQUIRED UNDER THIS AGREEMENT, IF CDF PURCHASES INSURANCE FOR THE COLLATERAL, DEALER WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES CDF MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO DEALER’S TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE DEALER MAY BE ABLE TO OBTAIN ON ITS OWN.

7.                   Financial Statements. Unless waived by CDF, Dealer will deliver to CDF, in a form satisfactory to CDF: (a) Dealer’s year-end balance sheet and annual profit and loss statement for each of its fiscal years, within twenty (20) days after the same are prepared but in no event later than one hundred and twenty (120) days after the end of each fiscal year: (b) within forty-five (45) days after the end of each of Dealer’s fiscal quarters. a reasonably detailed balance sheet and income statement as of the last day of such quarter covering Dealer’s operations for such quarter; and (c) within ten (10) days after CDF’s request, any other information relating to the Collateral or the financial condition of Dealer or any Guarantor. Dealer represents that all financial statements and information which have been or may hereafter be delivered by Dealer or any Guarantor are and will be correct and prepared in accordance with generally accepted accounting principles consistently applied, and there has been no material adverse change in the financial or business condition of Dealer or any Guarantor since the submission to CDF of such financial statements, and Dealer acknowledges CDF’s reliance thereon.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

8.                  Payment Terms. Dealer will immediately pay CDF the principal amount of the Obligations owed CDF on each item of Collateral financed by CDF on the earliest occurrence of any of the following events: (a) when such Collateral is lost, stolen or damaged; (b) for Collateral financed under any pay-as-sold (“PAS”) terms. when such Collateral is sold. transferred, rented. leased, otherwise disposed of, or its payment term has matured: (c) for Collateral financed under any scheduled payment program (“SPP”) terms, in strict accordance with the installment payment schedule: (d) in strict accordance with any curtailment schedule for such Collateral; and (e) when otherwise required under the terms of this Agreement. The PAS, SPP and curtailment terms are or may be set forth in a Transaction Statement If Dealer is required to make immediate payment to CDF of any past due obligation discovered during any Collateral review, or at any other time, CDF’s acceptance of such payment shall not be construed to have waived or amended the terms of its financing program. Dealer will send all payments to CDF as directed. CDF may apply: (1) payments to reduce finance charges first and then principal, regardless of Dealer’s instructions; and (2) principal payments to the oldest (earliest) invoice for Collateral financed by CDF, but, in any event, all principal payments, may, in CDF’s sole discretion, first be applied to such Collateral which is sold, lost, stolen, damaged. rented, leased, or otherwise disposed of or unaccounted for. Any Vendor Credit granted to Dealer for any Collateral will not reduce the Obligations Dealer owes CDF until CDF has received payment therefor in cash. Dealer will: (A) pay CDF even if any Collateral is defective or fails to conform to any warranties extended by any third party; and (B) indemnify and hold CDF harmless against all claims and defenses asserted by any buyer of any Collateral. Dealer waives all rights of setoff Dealer may have against CDF. Any payment hereunder which would otherwise be due on a day which is not a Business Day. shall be due on the next succeeding Business Day, with such extension of time included in any calculation of applicable finance charges. Any advances which are not used to acquire inventory, as contemplated hereby, shall be paid on demand unless otherwise provided in this Agreement or in any Transaction Statement In order to adequately secure Dealer’s Obligations to CDF, Dealer shall, at CDF’s request immediately pay CDF the amount necessary to reduce the sum of CDFs outstanding advances with respect to inventory received by Dealer to an amount which does not exceed the aggregate invoice price to Dealer of the inventory in Dealer’s possession which (i) is financed by CDF, and (ii) in which CDF has a perfected first priority lien. For purposes of this Agreement. “Business Day” means any day the Federal Reserve Bank of Chicago is open for the transaction of business,

9.                  Calculation of Charges.

(a)              Dealer shall pay fees, charges and interest (collectively, “Charges”) with respect to each advance in accordance with the Agreement. Dealer shall pay CDF its customary Charge for any check or other item which is returned unpaid to CDF. Unless otherwise provided in the Agreement, the following additional provisions shall be applicable to Charges: (i) any reference to: (a) “Prime Rate” shall mean for any calendar month the [***] “prime rate” published in the “Money Rates” column of The Wall Street Journal on the first Business Day of such month; (b) “One month Libor” rate shall mean for any calendar month the “One month Libor” rate published in the “Money Rates” column of The Wall Street Journal on the first Business Day of such month; and/or (c) “Three month Libor” rate shall mean for any calendar month the “Three month Libor” rate published in the “Money Rates” column of The Wall Street Journal on the first Business Day of such month; (ii) all Charges shall be paid by Dealer monthly pursuant to the terms of the billing statement in which such Charges appear; (iii) interest on each advance and principal amount of the Obligations related thereto shall be computed each calendar month on the sum of the daily balances thereof during such month divided by thirty (30) and (A) in the case where a monthly rate of interest is provided for, multiplied by the monthly rate provided for in the Agreement; or (B) in the case where an annual rate of interest is provided for, multiplied by one-twelfth of the annual rate provided for in the Agreement; or (C) in the case where a daily rate of interest is provided for, multiplied by such daily rate and multiplied by thirty (30); (iv) interest on an advance shall begin to accrue on the Start Date which shall be defined as the earlier of: (A) the invoice date referred to in the Vendor’s invoice; or (B) the ship date referred to in the Vendor’s invoice; or (C) the date CDF makes such advance; provided, however, if a Vendor fails to fully pay, by honoring or paying any CDF Credit or otherwise, the interest or other cost of financing such inventory during the period between the Start Date and the end of the Free Floor Period (as defined below), then Dealer shall pay such interest to CDF on demand as if there were no Free Floor Period with respect to such inventory; (v) for the purpose of computing Charges, any payment will be credited pursuant to CDF’s payment recognition policy, as in effect from time to time; and (vi) advances or any part thereof not paid when due (and Charges not paid when due. at the option of CDF, shall become part of the principal amount of the Obligations and) shall bear interest at the Default Rate (as defined below), For purposes of this Agreement, the following definitions shall apply: “Default Rate” shall mean the default rate specified in Dealer’s financing program with CDF, if any, or if there is none so specified, at the lesser of [***]% per annum above the rate in effect immediately prior to the Default, or the highest lawful contract rate of interest permitted under applicable law; “Free Floor Period” shall mean a period equal to the number of days during which a Vendor agrees to assume the cost of financing Collateral purchased by Dealer by granting CDF a CDF Credit

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(b)               CDF intends to strictly conform to the usury laws governing this Agreement. Regardless of any provision contained herein, in any Transaction Statement, or in any other document, CDF shall never be deemed to have contracted for, charged or be entitled to receive, collect or apply as interest, any amount in excess of the maximum amount allowed by applicable law. If CDF ever receives any amount which, if considered to be interest, would exceed the maximum amount permitted by law, CDF will apply such excess amount to the reduction of the unpaid principal balance which Dealer owes, and then will pay any remaining excess to Dealer. In determining whether the interest paid or payable exceeds the highest lawful rate, Dealer and CDF shall. to the maximum extent permitted under applicable law, (1) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest, (2) exclude voluntary pre-payments and the effect thereof, and (3) spread the total amount of interest throughout the entire term of this Agreement so that the interest rate is uniform throughout such term. CDF will recognize and credit payments made by check, ACH, federal wire, or other means, according to its payment recognition policies from time to time in effect, or as otherwise agreed, Information regarding CDF payment recognition policies is available from Dealer’s CDF representative, the CDF website, or will be communicated pursuant to Section 10(b) below.

(c)                Dealer may receive a record which is or contains a Self-Certification Floorcheck (“SCF”) at the beginning of certain months reflecting unpaid advances through the last day of the preceding month. If Dealer receives an SCF, Dealer must complete it and return it to CDF by the 15th day of the same month in which it was received by Dealer, along with all payments due CDF under this Agreement. If CDF does not receive the completed SCF and all payments due by the 25”‘ day of the month in which the SCF was received by Dealer, Dealer will pay CDF a self-certification fee as may be announced from time to time for such month in addition to all other amounts owed. The cost of any collateral inspection occasioned by a default or otherwise out of the ordinary course of business may be added to the Obligations at CDF’s discretion.

10.              Billing Statement/Fees; Right to Modify Charges and Other Terms.

(a)          CDF will transmit or otherwise send Dealer a monthly billing statement identifying all charges due on Dealer’s account with CDF. The charges specified on each billing statement will be (1) due and payable in full immediately on receipt and (2) an account stated, unless CDF receives Dealer’s written objection thereto within fifteen 115) days after it is transmitted or otherwise sent to Dealer. If CDF does not receive, by the 25th day of any given month, payment of all charges accrued to Dealer’s account with CDF during the immediately preceding month, Dealer will (to the extent allowed by law) pay CDF a late fee equal to the greater of $5 or [***]% of the amount of such charges (payment of such fee does not waive the default caused by the late payment). CDF may adjust the billing statement at any time to conform to applicable law and this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(c)                CDF may charge one or more fees in connection with the servicing and administration of Dealer’s account from time to time, CDF may provide written notice to Dealer of new or changed fees, interest and/or other finance charges (including without limitation, increases or decreases in the periodic rate or amount of finance charges, the method of computing finance charges and when and how finance charges, and principal payments, are payable). policies, practices and other charges and/or credit terms (collectively, “Fees and Terms”) payable by, or applicable to. Dealer or relating to Dealer’s account generally, or in connection with specific services. or events, to be effective as of the notice date, or such other future effective date as CDF shall advise, with respect to existing Obligations owing by Dealer to CDF and/or to Obligations incurred or arising after such notice or future effective date, as the case may be, all as CDF may elect by so indicating in such notice. Such notice may be delivered by mail, courier or electronically in a separate writing or website posting, or set forth in the Transaction Statement and/or the billing statement Dealer shall be deemed to have accepted such Fees and Terms by either (1) making any request for financing after the effective date of such notice, or (2) failing to notify CDF in writing of any objection to a Transaction Statement billing statement or written notice advising of such Fees and Terms within fifteen (15) days after such notice has been sent to Dealer. If Dealer objects to the Fees and Terms, such Fees and Terms shall not be imposed, but CDF may charge or implement the last Fees and Terms to which Dealer has not objected, and may elect to terminate Dealer’s financing program.

11.              Default. The occurrence of one or more of the following events shall constitute a default by Dealer (a “Default”): (a) Dealer shall fail to pay any Obligations when due or any remittance for any Obligations is dishonored when first presented for payment; (b) any representation made to CDF by Dealer or by any guarantor, surety. issuer of a letter of credit or any person other than Dealer primarily or secondarily liable with respect to any Obligations (a “Guarantor”) shall not be true when made or if Dealer or any Guarantor shall breach any covenant. warranty or agreement to or with CDF; (c) Dealer (including, if Dealer is a partnership or limited liability company, any partner or member of Dealer) or any Guarantor shall die. become insolvent or generally fail to pay its debts as they become due or, if a business, shall cease to do business as a going concern; (d) any letter of credit or other form of collateral provided by Dealer or a Guarantor to CDF with respect to any Obligations or Collateral shall terminate or not be renewed at least sixty (60) days prior to its stated expiration or maturity: (e) Dealer abandons any Collateral; (f) any Guarantor shall revoke, terminate or limit, or take any action purporting to revoke, terminate or limit, any guaranty or other assurance of payment relating to any Obligations; (g) Dealer or any Guarantor shall make an assignment for the benefit of creditors, or commence a proceeding with respect to itself under any bankruptcy, reorganization, arrangement, insolvency, receivership, dissolution or liquidation statute or similar law of any jurisdiction, or any such proceeding shall be commenced against it or any of its property (an “Automatic Default”); (h) an attachment, sale or seizure shall be issued or shall be executed against any assets of Dealer or of any Guarantor; (i) Dealer shall lose, or shall be in default of, any franchise, license or right to deal in any Collateral which CDF finances: (j) Dealer. Guarantor or any third party shall file any correction or termination statement with respect to any Uniform Commercial Code (the “UCC”) filing made by CDF in connection herewith; (k) a material adverse change shall occur in the business. operations or condition (financial or otherwise) of Dealer (including, if Dealer is a partnership or limited liability company, any partner or member of Dealer) or any Guarantor or with respect to the Collateral; (l) Dealer or any Guarantor fails to pay any debt or perform any other obligation owed to any third party; (m) Dealer or any Guarantor defaults under the terms of any agreement with any CDF Affiliate: or (n) CDF in good faith believes the prospect of payment of any Obligations is impaired or CDF deems itself insecure.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

12.              Rights and Remedies Upon Default. Upon the occurrence of a Default, CDF shall have all rights and remedies of a secured party under the UCC as in effect in any applicable jurisdiction and other applicable law and all the rights and remedies set forth in this Agreement. CDF may terminate any obligations it has under this Agreement and any outstanding credit approvals immediately and/or declare any and all Obligations immediately due and payable without notice or demand. Dealer waives notice of intent to accelerate, and of acceleration of any Obligations. CDF may enter any premises of Dealer, with or without process of law, without force, to search for. take possession of, and remove the Collateral, or any part thereof. If CDF requests, Dealer shall cease disposition of and shall assemble the Collateral and make it available to CDF, at Dealer’s expense, at a convenient place or places designated by CDF. CDF may take possession of the Collateral or any part thereof on Dealer’s premises and cause it to remain there at Dealer’s expense, pending sale or other disposition. Dealer agrees that the sale of inventory by CDF to a person who is liable to CDF under a guaranty, endorsement, repurchase agreement or the like shall not be deemed to be a transfer subject to UCC §9-618 or any similar provision of any other applicable law, and Dealer waives any provision of such laws to that effect Dealer agrees that the repurchase of inventory by a Vendor pursuant to a repurchase agreement with CDF shall be a commercially reasonable method of disposition. Dealer shall be liable to CDF for any deficiency resulting from CDF’s disposition. including without limitation a repurchase by a Vendor. regardless of any subsequent disposition thereof. Dealer is not a beneficiary of, and has no right to require CDF to enforce, any repurchase agreement. Any notice of a disposition shall be deemed reasonably and properly given if given to Dealer at least ten (10) days before such disposition. If Dealer fails to perform any of its obligations under this Agreement, CDF may perform the same in any form or manner CDF in its discretion deems necessary or desirable, and all monies paid by CDF in connection therewith shall be additional Obligations and shall be immediately due and payable without notice together with interest payable on demand at the Default Rate. All of CDF’s rights and remedies shall be cumulative. At CDF’s request, or without request in the event of an Automatic Default, Dealer shall pay all Vendor Credits to CDF as soon as the same are received for application to the Obligations. Dealer authorizes CDF lo collect such amounts directly from Vendors and, upon request of CDF shall instruct Vendors to pay CDF directly. Dealer irrevocably waives any requirement that CDF retain possession and not dispose of any Collateral until after an arbitration hearing. arbitration award, confirmation, trial or final judgment or appeal thereof. CDF’s election to extend or not extend credit to Dealer is solely at CDF’s discretion and does not depend on the absence or existence of a Default. If a Default is in effect, and without regard to whether CDF has accelerated any Obligations, CDF may. without notice, apply the Default Rate.

13.             Power of Attorney. Dealer authorizes CDF to: (a) file financing statements describing CDF as “Secured Party,” Dealer as “Debtor” and indicating the Collateral; (b) authenticate. execute or endorse on behalf of Dealer any instruments. chattel paper, certificates of title, manufacturer statements of origin. builder’s certificate. financing statements and amendments thereto, or other notices or records comprising or related to Collateral or evidencing financing under the Agreement or evidencing or maintaining the perfection of the security interest granted hereby, as attorney-in-fact for Dealer; and (c) supply any omitted information and correct errors in any documents between CDF and Dealer. This power of attorney and the other powers of attorney granted herein are irrevocable and coupled with an interest.

14.              Collection and Other Costs. Dealer shall pay to CDF on demand all reasonable attorneys’ fees and legal expenses and other costs and expenses incurred by CDF in connection with establishing. Perfecting, maintaining perfection of, protecting and enforcing its Lien on the Collateral and collecting any Obligations, or in connection with any modification of this Agreement, any Default or in connection with any action or proceeding under any bankruptcy or insolvency laws or incurred pursuant to an arbitration proceeding involving the Dealer, any Guarantor or any Collateral. All fees, expenses, costs and other amounts described in this Section shall constitute Obligations, shall be secured by the Collateral and interest shall accrue thereon at the Default Rate.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

15.               Information. Dealer irrevocably authorizes CDF to investigate and make inquiries of former, current, or future creditors or other persons and credit bureaus regarding or relating to Dealer (including, to the extent permitted by law, any equity holders of Dealer). CDF may provide to any CDF Affiliate or any third parties any financial, credit or other information regarding Dealer that CDF may at any time possess, whether such information was supplied by Dealer to CDF or otherwise obtained by CDF. Further, Dealer irrevocably authorizes and instructs any third parties (including without limitation, any Vendors or customers of Dealer) to provide to CDF any credit, financial or other information regarding Dealer that such third parties may at any time possess, whether such information was supplied by Dealer to such third parties or otherwise obtained by such third parties.

16.               Dealer’s Claims Against Vendors. Dealer will not assert against CDF any claim or defense Dealer may have against any Vendor whether for breach of contract warranty. misrepresentation, failure to ship, lack of authority. or otherwise, including without limitation claims or defenses based upon charge backs, credit memos, rebates, price protection payments or returns. Any such claims or defenses or other claims or defenses Dealer may have against a Vendor shall not affect Dealer’s liabilities or obligations to CDF.

17.               Termination. Unless sooner terminated as provided in this Agreement or by at least thirty (30) days prior written notice from either party to the other, the term of this Agreement shall be for one (1) year from the date hereof and from year to year thereafter; provided. however, that CDF may terminate the Agreement immediately by notice to Dealer if Dealer objects to any terms of any Transaction Statement, billing statement or written notice advising of Fees and Terms. Upon termination of the Agreement, all Obligations shall become immediately due and payable without notice or demand. Upon any termination, Dealer shall remain fully liable to CDF for all Obligations. including without limitation all fees, expenses and charges. arising prior to or after termination. and all of CDF’s rights and remedies and its security interest shall continue until all Obligations to CDF are paid and all obligations of Dealer are performed in full. If CDF makes advances in reliance on a repurchase agreement from a Vendor, it may cease making such advances if it has any concern as to whether such repurchase agreement will cover future advances or be performed by such Vendor. No provision of the Agreement shall be construed to obligate CDF to make any advances. All waivers and indemnifications in CDF’s favor, and the agreement to arbitrate, set forth in this Agreement will survive any termination of this Agreement.

18.              Binding Effect. Dealer cannot assign its interest in this Agreement without CDF’s prior written consent CDF may assign or participate CDF’s interest. in whole or in part, without Dealer’s consent This Agreement will protect and bind CDF’s and Dealer’s respective heirs. representatives, successors and assigns. as the case may be.

19.              Notices. Except as required by law or as otherwise provided herein, all notices or other communications to be given under the Agreement or under the UCC shall be in writing served either personally, by deposit with a reputable overnight courier with charges prepaid, or by deposit in the United States mail, first-class postage prepaid or provided for, addressed to Dealer at its chief executive office shown below or to any office to which CDF sends billing statements, or to CDF at its address shown in the preamble hereto, to the attention of its Credit Department, or at such other address designated by such party by notice to the other. Any such communication shall be deemed to have been given upon delivery in the case of personal delivery, one Business Day after deposit with an overnight courier or two (2) calendar days after deposit in the United States mail except that any notice of change of address shall not be effective until actually received.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

20.              Severability. If any provision of this Agreement or its application is invalid or unenforceable, the remainder of this Agreement will not be impaired or affected and will remain binding and enforceable.

21.              Supplement. If Dealer and CDF have previously executed other agreements pertaining to all or any part of the Collateral, this Agreement will supplement but not amend, such agreement and this Agreement will neither be deemed a novation nor a termination of such agreement, nor will execution of this Agreement be deemed a satisfaction of any obligation secured by such agreement

22.              Receipt of Agreement. Dealer acknowledges that it has received a true and complete copy of this Agreement. Dealer has read and understands this Agreement Notwithstanding anything herein to the contrary, CDF may rely on any facsimile copy, electronic data transmission, or electronic data storage of this Agreement, any Transaction Statement, billing statement. financing statement, authorization to pre-file financing statements. invoice from a Vendor, financial statements or other reports, which will be deemed an original. and the best evidence thereof for all purposes.

23.              Acceptance by CDF. CDF may accept this Agreement by issuance of an approval to a Vendor for the purchase of inventory by Dealer or by making an advance hereunder,

24.              Miscellaneous. Time is of the essence regarding Dealer’s performance of its obligations to CDF. Dealer’s liability to CDF Is direct and unconditional and will not be affected by the release or nonperfection of any security interest granted hereunder. CDF may refrain from or postpone enforcement of this Agreement or any other agreements between CDF and Dealer without prejudice. and the failure to strictly enforce these agreements will not create a course of dealing which waives, amends or modifies such agreements. Any waiver by CDF of a Default shall only be effective if in writing signed by CDF and transmitted to Dealer. The express terms of this Agreement will not be mcx11fied by any course of dealing, usage of trade, or custom of trade which may deviate from the terms hereof. If Dealer fails to pay any taxes, fees or other obligations which may impair CDF’s interest in the Collateral, or fails to keep any Collateral insured, CDF may, but shall not be required to. pay such amounts. Such paid amounts will be: (a) additional Obligations which Dealer owes to CDF, which are subject to finance charges as provided herein and shall be secured by the Collateral; and (b) due and payable immediately in full. Section titles used herein are for convenience only, and do not define or limit the contents of any Section. All words used herein shall be understood and construed to be of such number and gender as the circumstances may require. This Agreement may be validly executed in one or more multiple counterpart signature pages. This Agreement shall be construed without presumption for or against any party who drafted all or any portion of this Agreement No modification of this Agreement shall bind CDF unless in a writing signed by CDF and transmitted to Dealer. Among other symbols, CDF hereby adopts “GE Commercial Distribution Finance Corporation,” “GE Commercial Distribution Finance,” “GECDF’ or “CDF” as evidence of its intent to authenticate a record.

25.               Limitation of Remedies and Damages. In the event there is any dispute under this Agreement. the aggrieved party shall not be entitled to exemplary or punitive damages so that the aggrieved party’s remedy in connection with any action arising under or in any way related to this Agreement shall be limited to a breach of contract action and any damages in connection therewith are limited to actual and direct damages, except that CDF may seek equitable relief in connection with any judicial repossession of, or temporary restraining order with respect to, the Collateral.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

26.               BINDING ARBITRATION.

(a)                Arbitrable Claims. Except as otherwise specified below, all actions, disputes, claims and controversies under common law, statutory law or in equity of any type or nature whatsoever, whether arising before or after the date of this Agreement, and whether directly or indirectly relating to: (a) this Agreement and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof: (b) any previous or subsequent agreement between CDF and Dealer; (c) any act committed by CDF or by any parent company, subsidiary or affiliated company of CDF (the “CDF Companies”),or by any employee, agent, officer or director of a CDF Company whether or not arising within the scope and course of employment or other contractual representation of the CDF Companies provided that such act arises under a relationship, transaction or dealing between CDF and Dealer; and/or (d) any other relationship, transaction or dealing between CDF and Dealer (collectively the “Disputes”), will be subject to and resolved by binding arbitration. Notwithstanding the foregoing. the parties agree that either party may pursue claims against the other that do not exceed Fifteen Thousand Dollars ($15,000) in the aggregate in a court of competent jurisdiction. Service of arbitration claims shall be acceptable if made by U.S. mail or overnight delivery to the address for the party described herein.

(b)             Administrative Body. All arbitration hereunder will be conducted in accordance with the Commercial Arbitration Rules of either: (a) The American Arbitration Association (“AAA”); or (b) United States Arbitration & Mediation (“USA&M’’), The party first filing an arbitration claim shall designate which arbitration forum and rules are to be applied for all disputes between the parties. The arbitration rules are currently found at www.adr.org for AAA, and at www.usam-midwestcom for USA&M. AAA claims may be filed in any AAA office. Claims filed with USA&M shall be filed in its Midwest office located at 720 Olive Street, Suite 2020, St Louis, Missouri 63101. All arbitrator(s) selected will be attorneys with at least five (5) years secured transactions experience. A panel of three arbitrators shall hear all claims exceeding One Million Dollars ($1,000.000), exclusive of interest costs and attorneys’ fees. The arbitrator(s) will decide if any inconsistency exists between the rules of the applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The arbitrator shall follow the terms of this Agreement and the applicable law. including without limitation, the attorney-client privilege and the attorney work product doctrine.

(c)               Hearings. Each party hereby consents to a documentary hearing for all arbitration claims by submitting the dispute to the arbitrator(s) by written briefs and affidavits, along with relevant documents. However, arbitration claims will be submitted by way of an oral hearing if any party requests an oral hearing within forty (40) days after service of the claim and that party remits the appropriate deposit for fees and arbitrator compensation within ten (10) days of making the request. Each party agrees that failure to timely pay all fees and arbitrator compensation billed to the party requesting the oral hearing will be deemed such party’s consent to submitting the Dispute to the arbitrator on documents and such party’s waiver of its request for an oral hearing. The site of all oral arbitration hearings will be in the Division of the Federal Judicial District in which the designated arbitration association maintains a regional office that is closest to Dealer.

(d)              Discovery. Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows. No later than forty (40) days after the filing and service of a claim for arbitration, the parties in contested cases will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one (21) days prior to the oral arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses. including any designation of any expert witness(es) together with a summary of their testimony: a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, in the event of the designation of any expert witness(es), the following will occur: (i) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party; (ii) the opposing party will be permitted to depose the expert witness(es); (iii) the opposing party will be permitted to designate rebuttal expert witness(es); and (iv) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(e)               The arbitrator(s) will not have the authority to award exemplary or punitive damages.

(f)               All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Agreement may be confined as a judgment or order in any state or federal court of competent jurisdiction within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Agreement concerns transactions involving commerce among the several states. The Federal Arbitration Act, Title 9 U.S.C. Sections 1 et seq., as amended (“FAA”) will govern all arbitration(s) and confirmation proceedings hereunder.

(g)              Provisions. Nothing herein will be construed to prevent CDF’s or Dealer’s use of bankruptcy, receivership, injunction, repossession, replevin. claim and delivery, sequestration, seizure, attachment, foreclosure, and/or any other prejudgment or provisional action or remedy relating to any Collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive CDF’s or Dealers right to compel arbitration of any Dispute.

(h)              If either Dealer or CDF brings any other action for judicial relief with respect to any Dispute (other than those set forth in Sections 26(a) or 26(g)), the party bringing such action will be liable for and immediately pay all of the other party’s costs and expenses (including attorneys· fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either Dealer or CDF brings or appeals an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses. including attorneys· fees. incurred by the other party in defending such action. Additionally. if Dealer sues CDF or institutes any arbitration claim or counterclaim against CDF in which CDF is the prevailing party, Dealer will pay all costs and expenses (including attorneys’ fees) incurred by CDF in the course of defending such action or proceeding.

(i)                 Limitations. Any arbitration proceeding must be instituted: (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment by or on behalf of the payer was received and applied in respect of such debt by the payee; and (b) with respect to any other Dispute, within two (2) years after the date the incident giving rise thereto occurred. whether or not any damage was sustained or capable of ascertainment or either party knew of such incident Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding. whether arbitration or a court proceeding, with respect to such Dispute. Notwithstanding the foregoing. this limitations provision will be suspended temporarily as of the date any of the following events occur and will not resume until the date following the date either party is no longer subject to (i) bankruptcy, (ii) receivership, (iii) any proceeding regarding an assignment for the benefit of creditors, or (iv) any legal proceeding, civil or criminal, which prohibits either party from foreclosing any interest it might have in the collateral of the other party.

(j)                 Survival After Termination. The agreement to arbitrate will survive the termination of this Agreement

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

27.             Governing Law. This Agreement and all agreements between Dealer and CDF have been substantially negotiated and will be substantially performed in the state of Illinois. Accordingly, all Disputes will be governed by. and construed in accordance with, the laws of such state, except to the extent inconsistent with the provisions of the FAA, which will control and govern all arbitration proceedings hereunder.

28.              INVALIDITY/UNENFORCEABILITY OF BINDING ARBITRATION. IF THIS AGREEMENT IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. DEALER AND CDF WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING. SIMILARLY, IF THIS AGREEMENT OR A PARTICULAR DISPUTE HEREUNDER IS NOT SUBJECT TO ARBITRATION, DEALER HEREBY CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN ILLINOIS AND WAIVES ANY OBJECTION WHICH DEALER MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY ACTION OR PROCEEDING IN ANY SUCH COURT.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

THIS CONTRACT CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

Dated: January 28, 2010.

DEALER

Twin Vee Catamarans, Inc

By:	/s/ Donna Dunshee
Print Name:	Donna Dunshee
Title:	President
Tax ID:	[***]
Org. ID (if any):

Dealer’s Chief Executive Office and Principal Place of Business:
3101 S. US Highway 1
Fort Pierce, FL 34982

☒	Attach copy of Driver s License or State ID card for parties signing in their individual capacity.

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION

By:	/s/ Samuel Gillespie
Printed:	Samuel Gillespie
Title:	Credit Analyst

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CERTIFIED COPY OF RESOLUTIONS

OF BOARD OF DIRECTORS

The undersigned hereby certifies to GE Commercial Distribution Finance Corporation that: he/she is the duly elected, qualified and acting Secretary or Assistant Secretary of Twin Vee Catamarans, Inc, a corporation duly existing and in good standing under the laws of the Stale of FL (the “Corporation”); as such officer he/she has custody of the corporate records of the Corporation, including the minutes of the meetings of, and actions taken by consent of, its Board of Directors; (i) at a meeting of said Board of Directors duly called, convened and held, at which there was present and acting throughout a quorum of the Board of Directors, or (ii) pursuant to a written consent duly executed by all directors of the Corporation, the following resolutions were duly adopted by the Board of Directors of the Corporation; and said resolutions have not been amended or rescinded, and presently are in full force and effect and do not in any manner contravene the charter or by-laws of the Corporation:

RESOLVED, that this Corporation is hereby authorized to establish and maintain financing arrangements with GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, and its successors and assigns (“Lender”), in such amounts and upon such terms as any officer of this Corporation (including any such officer’s successors in office) may approve, such approval to be conclusively evidenced by the execution by any officer (including any such officer’s successors in office) or agent of this Corporation, or any person now or hereafter designated by any of them (each such officer, agent and other person, an “Authorized Person’), of any loan agreement or other document or documents which provide for such financing arrangements; and such financing and this Corporation’s other indebtedness, liabilities and obligations to Lender are hereby authorized to be secured by a security interest in and lien on all of this Corporation’s assets, whether now existing or hereafter acquired or arising, or any part thereof.

FURTHER RESOLVED, that each Authorized Person is authorized and directed to do the following in the name and on behalf of this Corporation, namely, (a) to borrow from Lender such sums as may be made available to this Corporation pursuant to such financing arrangements, directly or indirectly, by Lender at any time and from time to time, (b) to execute and deliver such loan agreements, security agreements, powers of attorney, financing statements, notes, program letters, guaranties, and other agreements, instruments, financial reports, certifications and other documents, and all renewals, extensions, supplements and modifications thereof, as Lender shall require to establish and continue such financing arrangements, in each case upon such terms as any officer of this Corporation (including any such officer’s successors in office) may approve, such approval to be conclusively evidenced by the execution thereof by any Authorized Person, and (c) to do all such other acts and things as any Authorized Person deems necessary or advisable to establish and continue such financing arrangements and to carry out the intent of these resolutions and the transactions contemplated herein, with all such acts and things previously done by them to establish and continue financing arrangements for this Corporation with Lender being hereby ratified and approved.

IN WITNESS WHEREOF, the undersigned has set his/her hand as such Secretary or Assistant Secretary of the Corporation on January 28, 2010.

/s/ Donna Dunshee
(Signature of Secretary or Assistant Secretary)
Print Name:	Donna Dunshee